As filed with the Securities and Exchange Commission on January 5, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21421

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer

c/o Neuberger Berman Management LLC

Neuberger Berman Real Estate Securities Income Fund Inc.
605 Third Avenue, 2nd Floor

New York, New York 10158-0180

Arthur C. Delibert, Esq.

K&L Gates LLP

1601 K Street, N.W.
Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2008

Date of reporting period: October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

Neuberger Berman Real Estate Securities Income Fund Inc.

(Ticker Symbol: NRO)

Annual Report

October 31, 2008

Contents

THE FUND

President's Letter	1

PORTFOLIO COMMENTARY

Neuberger Berman Real Estate Securities Income Fund	2

SCHEDULE OF INVESTMENTS/ TOP TEN EQUITY HOLDINGS	7

FINANCIAL STATEMENTS	10

FINANCIAL HIGHLIGHTS/PER SHARE DATA	22

Report of Independent Registered Public Accounting Firm	24

Distribution Reinvestment Plan	25

Directory	27

Directors and Officers	28

Proxy Voting Policies and Procedures	37

Quarterly Portfolio Schedule	37

Notice to Shareholders	37

Changes to By-Laws	37

Board Consideration of the Management and Sub-Advisory Agreements	38

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management LLC" and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC, formerly, Neuberger Berman Management Inc. ©2008 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present to you this annual report for Neuberger Berman Real Estate Securities Income Fund Inc. for the fiscal year ended October 31, 2008. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies.

Our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate company securities that are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

Starting in February 2008, the market for auction rate preferred securities experienced significant disruption that resulted in failed auctions for many of these securities, including the auction market preferred shares (AMPS) issued by the Fund. For the balance of the fiscal year, we continually worked to find a solution, keeping in mind the interests of both the common and preferred shareholders of the Fund. On July 29, 2008, the Fund announced that it had agreed to enter into a financing arrangement that would allow the Fund to refinance up to 50% of its outstanding AMPS. By October 1, 2008, the Fund had used this financing arrangement to redeem approximately $208 million of its outstanding AMPS.

While the Fund faced difficult markets throughout the reporting period, the continued challenges presented by the broader financial markets during September and October caused the Fund to experience increased asset depreciation and extreme volatility in the prices of its portfolio securities. Due to this volatility the value of the Fund's portfolio securities, and correspondingly the asset coverage on its leverage, rose and fell. As a result, the Fund redeemed approximately 77% of its AMPS and may increase or decrease its leverage should market conditions warrant. In light of the challenges faced by the Fund and the continued economic uncertainty, the Board decided to reduce the monthly distribution rate beginning with the distribution to be paid in January 2009.

Finally, I want to inform you that Steve Shigekawa and Brian Jones — longstanding members of Neuberger Berman's REIT team — have been named Co-Portfolio Managers of the Fund. Steve joined the REIT team in 2002 and became Associate Portfolio Manager in 2005. Brian has been with the firm since 1999, joined the REIT team in 2003, and was named Associate Portfolio Manager in 2007. Both Steve and Brian have more than 10 years of investment experience and, during their tenure, have made significant contributions to the team's solid historical track record.

Thank you for your trust in Neuberger Berman. We will continue to work hard to earn it.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Real Estate Securities Income Fund Inc.

Neuberger Berman Real Estate Securities Income Fund Inc. Portfolio Commentary

In a period marked by extreme price volatility, Neuberger Berman Real Estate Securities Income Fund Inc. substantially trailed its benchmark FTSE NAREIT Equity REITs Index and posted a severe decline on a net asset value (NAV) basis for the fiscal year ended October 31, 2008. Common stocks within the portfolio, although negative performers overall, were slightly ahead of the benchmark for the period. However, the Fund's significant exposure to REIT preferred stocks and its use of leverage materially impacted results.

Over the first several months of this 12-month reporting period, REIT prices trended sharply lower as the severely constrained credit markets increased REITs' cost of capital and investors became concerned that a more sluggish economy could negatively impact commercial real estate fundamentals. Although the Fund's REIT benchmark index reached a temporary bottom in mid-January 2008, big price swings continued through March as disturbing financial industry headlines sparked periods of panic selling in the stock and bond markets. In May, REITs rallied, we believe, in part due to investor rotation into more defensive market sectors. REIT prices remained relatively firm through the end of the summer. However, in September and October, additional cracks in the foundation of the financial system sent the broad market and REITs spiraling downward.

Unprecedented monetary and fiscal stimuli helped shore up the financial system and began to thaw the frozen credit markets. However, investor attention quickly shifted to the prospect of a more severe and prolonged economic downturn than previously anticipated. This kept pressure on equities in general and once again fostered investor concern about the fundamental outlook for REITs.

In this extraordinarily challenging environment, the Fund suffered, but we did a few things right. The performance of REIT common stocks in the portfolio was modestly better than the FTSE NAREIT Equity REITs Index and our bias toward REITs with strong balance sheets and more ready access to capital helped our holdings outperform in eight of 13 sectors. The Fund's overweighting in Health Care, the benchmark's second best performing sector, also enhanced relative returns. However, the Fund's significant exposure to REIT preferred stocks (on average approximately 25% of assets) took a heavy toll on returns. The Fund's use of leverage (a performance enhancer in up markets and a detractor during market retreats) also penalized returns. Not only did leverage work against us when REIT securities were selling off in late September and October, but an already difficult situation worsened when the Fund was forced to sell some securities to raise cash in order to reduce leverage. Exposure to mortgage and hybrid REITs also harmed performance.

In the wake of recent difficulties, the underlying positive attribute for the REIT market is that, based on historical norms, valuations now appear quite attractive as of fiscal year end. REITs are trading at a 20% discount to NAV versus a long-term average of a 3% premium to NAV. They are selling at 9.6 times funds from operations, or FFO (the REIT industry's metric for earnings), compared to the historical average of 12.5 times FFO. REITs are currently yielding more than the long term average yield of 6% and almost double the yield on 10-Year U.S. Treasuries, something that should garner attention when investors eventually move out from under the shelter of government securities.

While we do not make economic forecasts, we believe we have positioned the portfolio to weather the current difficult economic environment. In these uncertain times, we are focused on maintaining the Fund's defensive posture. We continue to hold high quality companies in less economically sensitive property groups such as Health Care and Self Storage. We have increased exposure to the Apartments sector due to ongoing distress in the single family housing market. In the Retail sector (Shopping Centers and Regional Malls) we favor companies whose properties are anchored by consumer staples businesses like supermarkets and drug stores, and major discount retailers. In the Office and Industrials sectors, we are biased toward REITs with stable income streams secured by long leases with established and financially healthy tenants. Across all REIT sectors we own companies with less leveraged capital structures and longer debt maturity schedules.

In closing, we appreciate shareholders' concern over the Fund's disappointing performance in fiscal year 2008. We note that we were operating in an extraordinarily difficult market environment and that lagging relative performance was largely the result of our exposure to high income generating REIT preferred stocks and the Fund's use of leverage. However, we continue to believe that over the long term, enhancing portfolio yield by owning REIT preferred stocks and the judicious use of leverage will benefit shareholders.

Sincerely,

Steve Shigekawa and Brian Jones
Co-Portfolio Managers

SECTOR ALLOCATION

(% of Equity Market Value)
Apartments	19.5%
Diversified	6.6
Health Care	16.7
Industrial	6.0
Lodging/Resorts	4.7
Office	10.4
Regional Malls	3.9
Self Storage	12.3
Shopping Centers	19.9

PERFORMANCE HIGHLIGHTS

Neuberger Berman

	Inception		Average Annual Total Return
NAV[1,3,4]	Date	1 Year	5 Year	Since Inception
Real Estate Securities Income Fund	10/28/2003	(70.68%)	(13.39%)	(13.40%)
	Inception		Average Annual Total Return
Market Price[2,3,4]	Date	1 Year	5 Year	Since Inception
Real Estate Securities Income Fund	10/28/2003	(70.89%)	(15.79%)	(15.73%)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Endnotes

1  Returns based on the net asset value (NAV) of the Fund.

2  Returns based on the market price of Fund shares on the American Stock Exchange.

3  Neuberger Berman Management LLC has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management LLC. Absent such a waiver, the performance of the Fund would be lower.

4  Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary of Indices

FTSE NAREIT Equity REITs Index:	The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that the indices and averages do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index and average is prepared or obtained by Management and includes reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index or average.

Schedule of Investments Real Estate Securities Income Fund Inc.

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Tanger Factory Outlet Centers	10.7
2	OMEGA Healthcare Investors	8.7
3	Highwoods Properties	7.7
4	Sovran Self Storage	7.4
5	Health Care REIT	7.3
	Holding	%
6	Mid-America Apartment Communities	6.6
7	American Campus Communities	6.0
8	Home Properties	4.8
9	Ventas, Inc.	4.5
10	Regency Centers	4.4

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (94.9%)
Apartments (18.4%)
575,150	American Campus Communities	$14,942	È
212,426	Camden Property Trust	7,161
293,018	Home Properties	11,864	È
246,700	Mid-America Apartment Communities	8,694
151,900	UDR, Inc.	3,002	È
		45,663
Commercial Products & Services (0.4%)
1,492,649	Crystal River Capital	1,090
Community Centers (18.8%)
390,100	Equity One	6,815	È
308,400	Kimco Realty	6,964
279,914	Regency Centers	11,045
609,735	Tanger Factory Outlet Centers	22,054	È
		46,878
Diversified (5.8%)
82,000	Vornado Realty Trust	5,785	È
286,839	Washington Real Estate Investment Trust	8,599	È
		14,384
Health Care (15.7%)
221,800	HCP, Inc.	6,638
101,700	Health Care REIT	4,527	È
221,100	Nationwide Health Properties	6,598
675,500	OMEGA Healthcare Investors	10,180
308,552	Ventas, Inc.	11,126
		39,069
Industrial (5.7%)
921,797	DCT Industrial Trust	4,544
284,788	EastGroup Properties	9,535
		14,079

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Lodging (3.8%)
460,100	LaSalle Hotel Properties	$6,478
560,000	DiamondRock Hospitality	2,901
		9,379
Office (9.9%)
707,802	BioMed Realty Trust	9,945
584,981	Highwoods Properties	14,519
		24,464
Regional Malls (3.7%)
925,694	Glimcher Realty Trust	4,851
146,541	Macerich Co.	4,311
		9,162
Self Storage (12.7%)
899,665	Extra Space Storage	10,355	È
119,700	Public Storage, Depositary Shares	2,813
566,452	Sovran Self Storage	18,381	È
		31,549
	Total Common Stocks (Cost $298,575)	235,717
Preferred Stocks (62.9%)
Apartments (8.2%)
138,000	Apartment Investment & Management, Ser. T	1,917
190,000	Apartment Investment & Management, Ser. U	2,542
200,000	Associated Estates Realty, Ser. B	3,450
377,800	Mid-America Apartment Communities, Ser. H	7,632
150,000	Post Properties, Ser. A	4,792
		20,333
Commercial Products & Services (3.0%)
156,000	Anthracite Capital, Ser. C	1,100
200,000	Anthracite Capital, Ser. D	1,318
620,000	NorthStar Realty Finance, Ser. B	4,960	È
		7,378

See Notes to Schedule of Investments 7

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Community Centers (3.7%)
60,000	Cedar Shopping Centers, Ser. A	$984
66,000	Developers Diversified Realty, Ser. I	660	ØØ
155,500	Saul Centers, Ser. A	3,188
225,000	Tanger Factory Outlet Centers, Ser. C	4,412
		9,244
Diversified (4.4%)
160,000	Cousins Properties, Ser. B	2,160
200,000	iStar Financial, Ser. E	580
200,000	iStar Financial, Ser. G	582
600,000	iStar Financial, Ser. I	1,770
580,000	Lexington Corp. Properties Trust, Ser. B	5,945
		11,037
Financial Services (0.6%)
285,200	Newcastle Investment, Ser. D	1,397
Health Care (13.9%)
682,000	Health Care REIT, Ser. D	13,606	È
476,000	LTC Properties, Ser. F	9,520
600,000	OMEGA Healthcare Investors, Ser. D	11,466
		34,592
Hotels, Restaurants & Leisure (0.6%)
260,800	Eagle Hospitality	1,443
Lodging (8.3%)
170,000	Ashford Hospitality Trust, Ser. D	1,207
327,700	Felcor Lodging Trust, Ser. C	2,228
162,800	Hersha Hospitality Trust, Ser. A	1,840
81,700	Hospitality Properties Trust, Ser. B	1,079
74,000	Host Hotels & Resorts, Ser. E	1,284
680,000	Innkeepers USA Trust, Ser. C	3,060
140,000	LaSalle Hotel Properties, Ser. D	1,547
246,000	LaSalle Hotel Properties, Ser. E	2,890
90,000	Strategic Hotels & Resorts, Ser. A	582	ñ
116,400	Strategic Hotels & Resorts, Ser. B	815
411,500	Strategic Hotels & Resorts, Ser. C	2,829
135,000	Sunstone Hotel Investors, Ser. A	1,303
		20,664
Manufactured Homes (4.4%)
80,000	American Land Lease, Ser. A	1,220
600,000	Hilltop Holdings, Ser. A	9,630
		10,850

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Office (9.5%)
100,000	Brandywine Realty Trust, Ser. C	$1,250
80,000	Brandywine Realty Trust, Ser. D	975
40,000	Corporate Office Properties Trust, Ser. H	613
6,000	Highwoods Properties, Ser. A	4,492
21,767	HRPT Properties Trust, Ser. B	272
830,000	Maguire Properties, Ser. A	4,714
480,000	Parkway Properties, Ser. D	8,962	È
100,000	SL Green Realty, Ser. C	1,350
73,200	SL Green Realty, Ser. D	1,025
		23,653
Office—Industrial (1.8%)
140,000	Digital Realty Trust, Ser. A	2,099
122,200	Digital Realty Trust, Ser. B	1,772
32,000	PS Business Parks, Ser. K	552	È
		4,423
Regional Malls (4.5%)
98,000	Glimcher Realty Trust, Ser. F	786
533,500	Glimcher Realty Trust, Ser. G	3,735
151,300	Taubman Centers, Ser. G	2,534
241,600	Taubman Centers, Ser. H	4,083	È
		11,138
	Total Preferred Stocks (Cost $330,353)	156,152
Short-Term Investments (21.4%)
3,735,983	Neuberger Berman Prime Money Fund Trust Class	3,736	@ØØ
49,920,922	Neuberger Berman Securities Lending Quality Fund, LLC	49,422	‡
	Total Short-Term Investments (Cost $53,288)	53,158
	Total Investments (179.2%) (Cost $682,216)	445,027##
	Liabilities, less cash, receivables and other assets [(22.9%)]	(56,986)
	Liquidation Value of Auction Market Preferred Shares [(56.3%)]	(139,700)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$248,341

See Notes to Schedule of Investments 8

Notes to Schedule of Investments

†  Investments in equity securities by Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, securities are valued using methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

##  At October 31, 2008, the cost of investments for U.S. federal income tax purposes was $689,002,000. Gross unrealized appreciation of investments was $27,980,000 and gross unrealized depreciation of investments was $271,955,000, resulting in net unrealized depreciation of $243,975,000 based on cost for U.S. federal income tax purposes.

‡  Managed by an affiliate of Neuberger Berman Management LLC and could be deemed an affiliate of the Fund and is segregated in connection with obligations for security lending (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management LLC and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At October 31, 2008, these securities amounted to approximately $582,000 or 0.2% of net assets applicable to common shareholders.

ØØ  All or a portion of this security is segregated in connection with obligations for interest rate swap contracts and/or security lending.

See Notes to Financial Statements 9

Statement of Assets and Liabilities

Neuberger Berman
(000's omitted except per share amounts)

REAL ESTATE SECURITIES INCOME FUND
October 31, 2008
Assets
Investments in securities, at market value*† (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$391,869
Affiliated issuers	53,158
445,027
Dividends and interest receivable	2,498
Receivable for securities sold	3,620
Receivable for securities lending income (Note A)	118
Prepaid deferred organization costs	567
Prepaid expenses and other assets	8
Total Assets	451,838
Liabilities
Due to custodian	3,483
Payable for collateral on securities loaned (Note A)	52,501
Distributions payable—preferred shares	11
Distributions payable—common shares	1,322
Interest rate swaps, at market value (Note A)	5,875
Payable to investment manager—net (Notes A & B)	209
Payable to administrator (Note B)	150
Payable for securities lending fees (Note A)	118
Accrued expenses and other payables	128
Total Liabilities	63,797
Auction Market Preferred Shares Series A, B, C, D, E, F, G & H at liquidation value
21,120 shares authorized, 5,588 shares issued and outstanding
$.0001 par value; $25,000 liquidation value per share (Note A)	139,700
Net Assets applicable to Common Shareholders at value	$248,341
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$754,202
Distributions in excess of net investment income	(1,240)
Accumulated net realized gains (losses) on investments	(261,726)
Net unrealized appreciation (depreciation) in value of investments	(242,895)
Net Assets applicable to Common Shareholders at value	$248,341
Common Shares Outstanding ($.0001 par value, 999,978,880 shares authorized)	71,884
Net Asset Value Per Common Share Outstanding	$3.45
†Securities on loan, at market value	$51,381
*Cost of Investments:
Unaffiliated issuers	$628,928
Affiliated issuers	53,288
Total cost of investments	$682,216

See Notes to Financial Statements 10

Statement of Operations

Neuberger Berman (000's omitted)

REAL ESTATE SECURITIES INCOME FUND
For the Year Ended October 31, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$65,622
Income from investments in affiliated issuers (Note E)	299
Income from securities loaned—net (Note E)	203
Total income	$66,124
Expenses:
Investment management fees (Note B)	5,855
Administration fees (Note B)	2,439
Stock transfer agent fees	17
Auction agent fees (Note B)	951
Audit fees	63
Basic maintenance expense (Note B)	31
Custodian fees (Note B)	183
Insurance expense	31
Legal fees	250
Shareholder reports	85
Stock exchange listing fees	11
Interest expense (Note A)	508
Deferred organization costs	20
Directors' fees and expenses	36
Merger fees	200
Miscellaneous	77
Total expenses	10,757
Investment management fees waived (Notes A & B)	(2,448)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(35)
Total net expenses	8,274
Net investment income (loss)	$57,850
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(256,683)
Sales of investment securities of affiliated issuers	(2,949)
Interest rate swap contracts	(737)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(306,686)
Affiliated investment securities	(130)
Interest rate swap contracts	(7,436)
Net gain (loss) on investments	(574,621)
Distributions to Preferred Shareholders	(15,605)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$(532,376)

See Notes to Financial Statements 11

Statements of Changes in Net Assets

Neuberger Berman
(000's omitted)

	REAL ESTATE SECURITIES INCOME FUND
	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$57,850	$35,982
Net realized gain (loss) on investments	(260,369)	74,936
Change in net unrealized appreciation (depreciation) of investments	(314,252)	(189,122)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(5,253)	(5,637)
Tax return of capital	(6,869)	—
Net realized gain on investments	(3,483)	(7,438)
Total distributions to preferred shareholders	(15,605)	(13,075)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(532,376)	(91,279)
Distributions to Common Shareholders From (Note A):
Net investment income	(51,031)	(33,254)
Tax return of capital	(66,720)	—
Net realized gain on investments:	(33,836)	(43,876)
Total distributions to common shareholders	(151,587)	(77,130)
From Capital Share Transactions (Note D):
Proceeds from shares issued in connection with the acquisition of Neuberger Berman Realty Income Fund Inc. (Note G)	393,483	—
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(290,480)	(168,409)
Net Assets Applicable to Common Shareholders:
Beginning of year	538,821	707,230
End of year	$248,341	$538,821
Distributions in excess of net investment income at end of year	$(1,240)	$(993)

See Notes to Financial Statements 12

Notes to Financial Statements Real Estate Securities Income Fund Inc.

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  Management, the investment manager of the Fund, and Neuberger Berman, LLC ("Neuberger"), the Fund's sub-adviser, are wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 1, 2008, Lehman Brothers and NBSH Acquisition, LLC ("NBSH") entered into an agreement (the "Purchase Agreement") pursuant to which a group consisting of portfolio managers, the management team and certain key employees and senior professionals of the Investment Management Division of Lehman Brothers ("Management Members") will acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Proposed Acquisition"). Lehman Brothers will retain a 49% voting interest in the Acquired Businesses. On December 3, 2008, Lehman Brothers selected NBSH as the successful bidder in the public auction for the Acquired Businesses, which was overseen by the bankruptcy court having jurisdiction over the Lehman Brothers matter. The transaction is subject to certain conditions and approvals, including final approval by the bankruptcy court.

  These events, while affecting Lehman Brothers, have not had a material impact on the Fund or its operations. Management and Neuberger will continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

  Included in the Acquired Businesses are Management and Neuberger. The consummation of the Proposed Acquisition could be deemed an "assignment" of the Funds' Management and Sub-Advisory Agreements which would, by law, automatically terminate those agreements. Accordingly, the Fund's Board of Trustees, including the Trustees who are not "interested persons" of the investment manager and its affiliates or the Fund, are engaged in a review of the new Management Agreements and Sub-Advisory Agreements for the Fund. The new agreements also will require the approval of the Fund's shareholders.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of October 31, 2008, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

  As determined on October 31, 2008, permanent differences resulting primarily from different book and tax accounting for income recognized on interest rate swaps, return of capital adjustments, merger adjustments and the characterization of distributions from real estate investment trusts ("REITs") were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

  The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$56,284,624	$40,405,820	$37,318,860	$49,799,332	$73,589,036	$—	$167,192,520	$90,205,152

  As of October 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$(249,590,122)	$(254,939,814)	$(504,529,936)

  The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, timing differences of wash sales, partnership basis adjustments and timing differences of income recognized on interest rate swaps.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring In:
2015		2016
$3,523,048	(1)	$251,416,766

(1)  Of the total capital loss carryforwards shown above, $3,523,048 was acquired on March 7, 2008 in the merger with Neuberger Berman Realty Income Fund Inc. The use of these losses to offset future gains may be limited in a given year.

5  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on any borrowings and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2008 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

  The Fund invests a significant portion of its assets in securities issued by real estate companies, including REITs. The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2008, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2008, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the most recently completed fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

  The Fund declared three monthly distributions to common shareholders in the amounts of $0.15308, $0.15308 and $0.038, respectively, per share, payable after the close of the reporting period, on November 28, 2008, December 31, 2008 and January 30, 2009 to shareholders of record on November 17, 2008, December 15, 2008 and January 14, 2009, respectively, with ex-dates of November 13, 2008, December 11, 2008 and January 12, 2009, respectively.

6  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7  Financial Leverage: On December 10, 2003, the Fund re-classified 12,000 unissued shares of capital stock as Series A Auction Market Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares and Series D Auction Market Preferred Shares ("AMPS"). On January 27, 2004, the Fund issued 2,450 Series A AMPS, 2,450 Series B AMPS, 2,450 Series C AMPS and 2,450 Series D AMPS. On March 7, 2008, Neuberger Berman Realty Income Fund Inc. merged with and into the Fund. In connection with the reorganization, the Fund renamed its Series B AMPS, Series C AMPS and Series D AMPS as Series C AMPS, Series G AMPS and Series H AMPS, respectively. In addition, the Fund re-classified 9,120 unissued shares of capital stock as Series B AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and issued 2,280 Series B AMPS, 2,280 Series D AMPS, 2,280 Series E AMPS, and 2,280 Series F AMPS. All AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

  Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. A failed auction occurs when sellers outnumber bidders and, as a result, sellers cannot sell all, and in many cases any, of their auction rate preferred securities. When a failed auction occurs, the distribution rate for auction rate preferred securities resets to a maximum rate, which is typically determined according to a formula applied to a "base" rate. Historically, if there were not a sufficient number of bids to purchase all the auction rate preferred securities submitted to be sold in an auction, one or more broker-dealers would voluntarily allocate their own capital to purchase the remaining auction rate preferred securities. In doing so, the broker-dealer(s) would prevent a failed auction and, therefore, payment of distributions at the maximum rate. Earlier this year, most broker-dealers ceased allocating their capital to auctions for auction rate preferred securities, resulting in the unprecedented number of failed auctions.

  Beginning in February 2008, the auctions for the Fund's AMPS have consistently failed. Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Fund nor have they affected the credit quality of the AMPS, which all continue to be rated AAA/Aaa. The Fund has paid, and continues to pay, distributions on its AMPS that are set at the maximum rate, which is the greater of 125% of the base rate or 125 basis points plus the base rate (the base rate is the LIBOR Rate for the period most closely approximating the applicable AMPS series' dividend period) as a result of the failed auctions.

  If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Fund's returns for common shareholders could be adversely affected. The Fund continues to monitor the developments in the AMPS market and consider the interests of the common and preferred shareholders when evaluating any potential solutions.

  Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days for Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G AMPS and Series H AMPS. Distribution rates are reset every 7 days for Series A AMPS, Series B AMPS, Series C AMPS, Series D AMPS, Series E AMPS, and Series F AMPS and every 28 days for Series G AMPS and Series H AMPS based on the results of an auction, except during special rate periods. For the year ended October 31, 2008, distribution rates ranged from 3.41% to 6.01% for Series A, 2.54% to 6.26% for Series B, 2.55% to 6.00% for Series C, 3.34% to 6.25% for Series D, 3.41% to 6.40% for Series E, 2.79% to 6.30% for Series F, 1.87% to 5.84% for Series G, and 1.87% to 6.09% for Series H AMPS. The Fund declared distributions to preferred shareholders for the period November 1, 2008 to November 30, 2008 of ($35,721, $33,004, $35,374, $33,166, $33,271, $33,271, $969,250 and $62,220) for Series A, Series B, Series C, Series D, Series E, Series F, Series G, and Series H AMPS, respectively.

  The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

  In September 2008, the Fund entered into a $240 million secured, committed, three-year revolving credit facility (the "Facility") with State Street Bank and Trust Company ("State Street"). Under the terms of the Facility, interest is charged on Libor Loans at an adjusted Libor rate and is payable on the last day of each interest period. The Fund has paid an up-front fee which is being amortized over the life of the loan and pays a Facility fee in arrears based on the entire amount of the Facility. These fees are included in the interest expense that is reflected in the Statement of Operations. Under the terms of the Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. By October 31, 2008, the Fund had used borrowings under the Facility to redeem 8,352 of its outstanding AMPS with an aggregate liquidation preference of $208 million. Between September 25, 2008, the date of the initial borrowing, and October 28, 2008 the Fund's average borrowing was $123,563,636 and the average interest rate (annualized) paid on borrowings was 4.56%. The total interest amount the Fund paid was $508,398, which is reflected in the Statements of Operations under the caption "Interest expense." There were no loans outstanding pursuant to the Facility at October 31, 2008.

  In addition to the redemptions funded through borrowings under the Facility, in October 2008, the Fund redeemed 3,732 of its outstanding AMPS, with an aggregate liquidation preference of $93.3 million, to reduce its total leverage. After the end of its fiscal year, the Fund also redeemed, or submitted a notice of redemption for, 1,456 of its outstanding AMPS, with an aggregate liquidation preference of $36,400,000 million, to further reduce its total leverage. All AMPS redemptions were or, for those redemptions for which notice has been given but which have not yet been effected, are expected to be made at a liquidation price of $25,000 per share plus any accumulated and unpaid dividends. The aggregate number of AMPS that the Fund has either redeemed or noticed for redemption and the aggregate redemption amount (excluding the final dividend payment) from September through December 2008 are below:

Series	Shares Redeemed	Amount Redeemed
Series A	1,917	$47,925,000
Series B	1,780	44,500,000
Series C	1,917	47,925,000
Series D	1,780	44,500,000
Series E	1,780	44,500,000
Series F	1,780	44,500,000
Series G	1,917	47,925,000
Series H	1,917	47,925,000

8  Interest rate swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

  Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

  Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2008, the Fund had outstanding interest rate swap contracts as follows:

			Rate Type
Swap Counter Party	Notional Amount	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$75,000,000	July 2, 2012	5.440%	3.926	%(1)	$(94,609)	$(5,647,361)	$(5,741,970)
Merrill Lynch	85,000,000	February 23, 2009	3.387%	3.527	%(3)	2,986	(135,521)	(132,535)
						$(91,623)	$(5,782,882)	$(5,874,505)

(1)  30 day LIBOR (London Interbank Offered Rate) at September 30, 2008.

(3)  30 day LIBOR (London Interbank Offered Rate) at October 21, 2008.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  eSecLending currently serves as exclusive lending agent for the Fund. In addition, for part of the fiscal period, Neuberger, an affiliate of the Fund, served as exclusive lending agent for the Fund. The Fund selected Neuberger through a bidding process in accordance with an Exemptive Order issued by the Securities and Exchange Commission.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC ("LBAM"), an affiliate of Management.

  At various times during the course of the Fund's fiscal year ended October 31, 2008, the Quality Fund's NAV was below $1.00 per share, which could have affected the NAV of the Fund with securities loans outstanding during the period. The Quality Fund's price per share on October 31 was $0.99. The market value of the Fund's investments in the Quality Fund as of that date is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them. The Quality Fund is not a money market fund that operates in accordance with Rule 2a-7 under the 1940 Act and there is no assurance that it will maintain a $1.00 share price.

  Net income from the lending program represents the guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the fiscal year ended October 31, 2008, the Fund received net income under the securities lending arrangement of approximately $203,418, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the fiscal year ended October 31, 2008, "Income from securities loaned — net" consisted of approximately $5,088,235 in income earned on cash collateral and guaranteed amounts (including approximately $4,692,066 of interest income earned from the Quality Fund and $14,073 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $4,884,817 (including approximately $132,905 retained by Neuberger).

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2008, management fees waived under this Arrangement amounted to $8,311 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended October 31, 2008, income earned under this Arrangement amounted to $298,575 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Concentration of risk: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

13  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions With Affiliates:

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding and borrowing from the Line of Credit is not considered a liability.

  Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2008	0.25
2009	0.19
2010	0.13
2011	0.07

  Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

  For the year ended October 31, 2008, such waived fees amounted to $2,439,457.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

  The Fund had entered into a commission recapture program, which enabled it to pay some of its operational expenses by recouping a portion of the commissions it paid to a broker that was not a related party of the Fund. Pursuant to the agreement, brokers paid recaptured commissions to the Fund's custodian and the custodian directed these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement was a reduction of expenses of $31,382.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2008, the impact of this arrangement was a reduction of expenses of $3,941.

  In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

  In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the AMPS. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

  During the year ended October 31, 2008, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $347,792,570 and $755,974,686, respectively.

  During the year ended October 31, 2008, brokerage commissions on securities transactions from affiliated brokers were as follows: Neuberger received $94 and Lehman Brothers Inc. received $161,493.

Note D—Capital:

  At October 31, 2008, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
71,883,782	16,817

  During the year ended October 31, 2008, there were 38,567,343 shares issued in connection with the reorganization of Neuberger Berman Realty Income Fund Inc. into the Fund (see Note G). There were no transactions in common shares for the year ended October 31, 2007.

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2008	Value October 31, 2008	Income From Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	15,059,600	243,080,193	254,403,810	3,735,983	$3,735,983	$298,575
Neuberger Berman Securities Lending Quality Fund, LLC**	213,142,501	1,465,042,638	1,628,264,217	49,920,922	49,421,712	4,692,066
Total					$53,157,695	$4,990,641

*   Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by LBAM, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Recent Accounting Pronouncements:

  In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

  In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

Note G—Reorganization:

  On March 7, 2008, Neuberger Berman Realty Income Fund Inc. ("NRI") merged with and into Neuberger Berman Real Estate Securities Income Fund Inc. ("NRO") pursuant to an Agreement and Plan of Reorganization approved by each of NRO's and NRI's shareholders. The merger was accomplished by a tax-free exchange of the assets of NRI, which aggregated $621,483,892 (including $31,340,224 of unrealized appreciation), for 38,567,343 NRO common shares (valued at $393,483,892) and 9,120 NRO AMPS (valued at $228,000,000) and the assumption by NRO of the liabilities of NRI. The combined net assets of NRO immediately after the merger were $1,206,403,766.

  The merger was based on the relative net asset value of NRO and NRI. On March 7, 2008, the net asset value per common share for NRI was $14.3754 and for NRO was $10.2028. As a result, former NRI common shareholders received 1.409 NRO common shares for each NRI common share previously held. NRI common shareholders subsequently received cash in lieu of fractional shares not held in NRI's Distribution Reinvestment Plan. In addition, NRI preferred shareholders received an equivalent number of shares of new series of NRO AMPS.

Note H—Recent Market Events

  Recent events have resulted in fixed income instruments experiencing liquidity issues, increased price volatility, credit downgrades and increased likelihood of default. Due to the market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.

  The U.S. federal government and certain foreign governments have acted to calm credit markets and increase confidence in the U.S. and world economies. The U.S. government is injecting liquidity into certain large financial services companies and establishing programs to assist in the purchase of money market instruments. The ultimate effect of these efforts is, of course, not yet known.

Financial Highlights

Real Estate Securities Income Fund Inc.

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended October 31,
	2008	2007	2006	2005	2004
Common Share Net Asset Value, Beginning of Year	$16.17	$21.23	$16.95	$15.78	$14.29
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	1.00	1.08	.82	.59	.79
Net Gains or Losses on Securities (both realized and unrealized)	(10.32)	(3.43)	5.28	2.00	1.96
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.09)	(.17)	(.19)	(.12)	(.05)
Net Capital Gains¢	(.06)	(.22)	(.16)	(.08)	(.01)
Tax Return of Capital¢	(.12)	—	—	(.02)	(.02)
Total Distributions to Preferred Shareholders	(.27)	(.39)	(.35)	(.22)	(.08)
Total From Investment Operations Applicable to Common Shareholders	(9.59)	(2.74)	5.75	2.37	2.67
Less Distributions to Common Shareholders From:
Net Investment Income	(1.05)	(1.00)	(.79)	(.66)	(.69)
Net Capital Gains	(.70)	(1.32)	(.68)	(.45)	(.18)
Tax Return of Capital	(1.38)	—	—	(.09)	(.23)
Total Distributions to Common Shareholders	(3.13)	(2.32)	(1.47)	(1.20)	(1.10)
Less Capital Charges From:
Issuance of Common Shares	—	—	—	—	(.00)
Issuance of Preferred Shares	—	—	—	—	(.08)
Total Capital Charges	—	—	—	—	(.08)
Common Share Net Asset Value, End of Year	$3.45	$16.17	$21.23	$16.95	$15.78
Common Share Market Value, End of Year	$3.15	$14.87	$18.16	$14.20	$14.42
Total Return, Common Share Net Asset Value†	(70.68)%	(13.17)%	37.59%	16.61%	19.30%
Total Return, Common Share Market Value†	(70.89)%	(6.66)%	40.49%	6.90%	3.79%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$248.3	$538.8	$707.2	$564.7	$525.7
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$139.7	$245.0	$245.0	$245.0	$245.0
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders#	1.40%	1.05%	1.04%	1.08%	1.02%
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders‡	1.40%‡‡	1.05%	1.04%	1.08%	1.01%
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	9.76%	5.57%	4.46%	3.56%	5.41%
Ratio of Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	2.63%	2.02%	1.88%	1.30%	.54%
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	7.13%	3.55%	2.58%	2.26%	4.87%
Portfolio Turnover Rate	37%¢¢	17%	11%	8%	50%
Asset Coverage Per Preferred Share, End of Year@	$69,444	$80,030	$97,208	$82,650	$78,659

See Notes to Financial Highlights 22

Notes to Financial Highlights Real Estate Securities Income Fund Inc.

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After utilization of the Line of Credit and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such action and the Fund had not utilized its Line of Credit the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

Year Ended October 31,
2008	2007	2006	2005	2004
1.72%	1.39%	1.39%	1.44%	1.36%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

††  Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

¢¢  Portfolio turnover excludes purchases and sales of securities by NRI prior to the merger date (see Note G of Notes to Financial Statements).

‡‡  Includes merger-related expenses. If such expenses were not included, the annualized ratio of net expenses to average net assets applicable to common shareholders would have been:

Year Ended October 31, 2008
1.36%

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Neuberger Berman Real Estate Securities Income Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Real Estate Securities Income Fund Inc. at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2008

Distribution Reinvestment Plan

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser

Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Stock Transfer Agent

Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07317

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the directors ("Directors") and officers ("Officers") of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund"). All persons named as directors and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management LLC ("Management"), Lehman Brothers Asset Management ("LBAM") and Neuberger Berman, LLC ("Neuberger"). The Fund's Statement of Additional Information includes additional information about Directors as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
CLASS I

Independent Directors

Faith Colish (1935) Director	Since 2003	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (1960) Director	Since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	60	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Cornelius T. Ryan (1931) Director	Since 2003	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	60	None.

Peter P. Trapp (1944) Director	Since 2003	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Director who is an "Interested Person"

Robert Conti* (1956) Chief Executive Officer, President and Director	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Chairman of the Board, Staten Island Mental Health Society since 2008.

CLASS II

Independent Directors

John Cannon (1930) Director	Since 2003	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	60	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

C. Anne Harvey (70) Director	Since 2003	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	60	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

George W. Morriss (1947) Director	Since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	60	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Tom D. Seip (1950) Chairman of the Board and Director	Director since 2003; Chairman of the Board since 2008; Lead Independent Director from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly, Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Director who is an "Interested Person"

Jack L. Rivkin* (1940) Director	Since 2003; formerly, President 2003 to 2008	Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	60	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
CLASS III

Independent Directors

Martha C. Goss (1949) Director	Since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	60	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Robert A. Kavesh (1927) Director	Since 2003	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	60	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Howard A. Mileaf (1937) Director	Since 2003	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Edward I. O'Brien (1928) Director	Since 2003	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	60	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

William E. Rulon (1932) Director	Since 2003	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	60	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Candace L. Straight (1947) Director	Since 2003	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	60	Director, Montpelier Re (reinsurance company), since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2009, 2010, and 2011, respectively, and at each third annual meeting of stockholders thereafter.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Conti is an interested person of the Fund by virtue of the fact that he is an officer of Management, and Neuberger. Mr. Rivkin may be deemed an interested person of the Fund by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2003	Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (1970)	Assistant Treasurer since 2005	Vice President, Neuberger, since 2006; Employee, Management, since 1997; Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2003	Senior Vice President, Neuberger, since 2007; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Neuberger, 2002 to 2006 and Employee since 1999; Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Senior Vice President, Management, since 2006; Secretary and General Counsel, Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Sheila R. James (1965)	Assistant Secretary since 2003	Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (1955)	Assistant Secretary since 2003	Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (eight since 2003, four since 2004, one since 2005 and two since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)
John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2003	Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005	Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Chamaine Williams (1971)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and one since 2006); formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

In early 2009 you will receive information to be used in filing your 2008 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar 2008. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

The Fund hereby designates $37,318,860 as a capital gain distribution.

11.11% of the dividends distributed during the fiscal year ended December 31, 2008 qualifies for the dividends received deduction for corporate shareholders.

For the fiscal year ended October 31, 2008, the Fund designates $3,024,758, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the Fund's distributions during the calendar year 2008 will be reported in conjunction with Form 1099DIV.

Changes to By-Laws

On November 11, 2008, the Fund's Directors adopted an amendment to its Amended and Restated By-Laws that expands the information a shareholder must provide when submitting any nomination for the election of Directors or any shareholder proposal. The Fund anticipates that this information will assist shareholders in evaluating the extent to which the interests of a shareholder making a nomination or proposal diverge from their own interests.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 25, 2008, the Board of Directors ("Board") of Neuberger Berman Real Estate Securities Income Fund Inc. ("Fund"), including the Directors who are not "interested persons" of Neuberger Berman Management LLC ("Management") or the Fund ("Independent Fund Directors"), approved the continuance of the Fund's Management and Sub-Advisory Agreements ("Agreements").

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Board considered the continued integrity of Management and Neuberger as organizations, despite the bankruptcy filing by Lehman Brothers Holdings Inc. The Board discussed the efforts made by Management and Neuberger to retain employees, and the reported likelihood that such employees would be retained. The Board discussed the provisions that were being made for ancillary services by Management, Neuberger and their affiliates.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the brokerage services that Neuberger and Lehman Brothers Inc. had provided, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

The Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed with

Management the Fund's performance and the steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the contractual waiver of a portion of the management fee undertaken by Management.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to the Fund at various asset levels to the fees charged to an advised fund, a sub-advised fund and/or a separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged to the Fund and any such funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Fund's assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

H0650 12/08

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed on July 10, 2006). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf, and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $38,100 and $50,000 for the fiscal years ended 2007 and 2008, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $6,250 and $6,500 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2007 and 2008, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $9,700 and $10,000 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided comprised tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2007 and 2008, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $15,950 and $16,500 for the fiscal years ended 2007 and 2008, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $425,000 and $400,000 for the fiscal years ended 2007 and 2008, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act"). Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Steve S. Shigekawa is a Vice President of NB Management and a Senior Vice President of Neuberger Berman, LLC. He has been a co-portfolio manager of the Registrant since 2008 and was an associate portfolio manger of the Registrant from 2005 to 2008. Prior to that, he was an analyst with the firm covering REIT securities since 2002.

Brian Jones, CFA is a Vice President of NB Management and Neuberger Berman, LLC. He has been co-portfolio manager of the Registrant since 2008. After joining the firm in 1999, he was an associate analyst. In 2003, he became an analyst covering REIT securities and was named an associate portfolio manager for separately managed accounts investing in REIT securities in 2007.

(a)(2) The table below describes the other accounts for which each of the Registrant’s Portfolio Managers has day-to-day management responsibility as of October 31, 2008.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Steven S. Shigekawa
Registered Investment Companies*	3	303	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	8	65	-	-
Brian Jones
Registered Investment Companies*	3	303	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	8	65	-	-

*Registered Investment Companies include: Mutual Funds.

**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Portfolio Manager is responsible.

NB Management, Neuberger Berman, LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of October 31, 2008)

A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers’ compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman, LLC prior to Neuberger Berman Holdings LLC’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

(a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by each of the Registrant’s Portfolio Managers in the Registrant as of October 31, 2008.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Steven S. Shigekawa	A
Brian Jones	A

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = $1,000,001 or More
D =$50,001-$100,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

The following amendments to the Amended and Restated By-Laws of the Registrant were adopted on November 11, 2008:

Section 9 of Article II regarding nominations for the election of directors was amended to provide that certain additional items must be included in a notice by a stockholder of the stockholder’s intent to nominate candidates for election to the Board of Directors. The amendment provides, among other requirements, that each such notice must include the name, age, business address and residence address of the person or persons to be nominated, and whether the stockholder who intends to make the nomination believes such nominee is, or is not, an “interested person” of the Registrant, as defined in the 1940 Act. The stockholder must provide information regarding the nominee that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Registrant, to make such determination. The stockholder must also provide all information concerning such nominees that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Securities Exchange Act of 1934 in connection with a contested election, whether or not a contested election is involved.

Section 9 was also amended to require the stockholder providing notice of a nomination to disclose in the notice whether the stockholder (or any person acting in concert with the stockholder) intends to deliver a proxy statement or other form of proxy solicitation and, to the extent known by such stockholder, the name and address of other stockholders supporting the proposal or other business. In addition, the stockholder providing notice must disclose, among other information, the extent to which the stockholder (or any person acting in concert with the stockholder) has entered into any hedging, short positions, borrowing or lending of shares, or other transactions with the intent or effect of mitigating loss or managing risk with respect to the stockholder’s investment in the Registrant.

A stockholder is permitted to make only those nominations for which he or she is entitled to vote. The foregoing is only a summary, and is qualified in its entirety by the full text of the bylaws, as amended.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed July 10, 2006).
(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: January 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: January 5, 2009

By:	/s/ John M. McGovern
John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: January 5, 2009